NEA Valuebuilder Variable Annuity
AEA Valuebuilder Variable Annuity
Security Benefit Advisor Variable Annuity

Supplement Dated November 30, 2004,
To Prospectus Dated May 1, 2004

The following disclosure is added to page 1 regarding the Fidelity Advisor International Capital Appreciation Subaccount as well as the INVESCO Dynamics and INVESCO Technology Subaccount.

The Fidelity Advisor International Capital Appreciation Subaccount is available only until December 29, 2004. Contractowners may not allocate purchase payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 29, 2004.

All references in this prospectus to the INVESCO Dynamics Subaccount are changed to the AIM Dynamics Subaccount. All references to the INVESCO Technology Subaccount are changed to the AIM Technology Subaccount.

The Subsection "The Separate Account and the Funds" found under the section "Summary" is amended by adding the following.

The Fidelity Advisor International Capital Appreciation Subaccount is available only until December 29, 2004. Contractowners may not allocate purchase payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 29, 2004. See "Allocation of Purchase Payments," "Dollar Cost Averaging Option," "Asset Reallocation Option" and "Loans." Withdrawals, both full and partial, are not affected by this change and can be made under the circumstances described in the Contract.

The Subsection "Allocation of Purchase Payment" found under the section "The Contract" is amended by adding the following.

If you have an Automatic Investment Program with an allocation to the Fidelity Advisor International Capital Appreciation Subaccount, you must choose a replacement Subaccount by December 29, 2004. If you do not notify the Company of a replacement Subaccount, any Purchase Payment allocation to the Fidelity Advisor International Capital Appreciation Subaccount after December 29, 2004 will automatically be redirected to the American Century International Growth Subaccount.

The Subsection "Dollar Cost Averaging Option" found under the section "The Contract" is amended by adding the following.

If you have a dollar cost averaging program in place that includes the Fidelity Advisor International Capital Appreciation Subaccount, you must choose a replacement Subaccount by December 29, 2004. If you do not notify the Company of a replacement Subaccount by that date, any transfer of Contract Value that would have otherwise been applied to the Fidelity Advisor International Capital Appreciation Subaccount will be re-directed to the American Century International Growth Subaccount.

The Subsection "Asset Reallocation Option" found under the section "The Contract" is amended by adding the following.

If you have an asset reallocation program in place that includes the Fidelity Advisor International Capital Appreciation Subaccount, you must choose a replacement Subaccount by December 29, 2004. If you do not notify the Company of a replacement Subaccount by that date, your asset reallocation program will automatically terminate on December 29, 2004. No further reallocations of Contract Value will be effected until you have completed the proper forms to re-establish an asset allocation program and sent the form to the Company's Administrative Office.

The Subsection "Loans" found under the section "More About the Contract" is amended by adding the following.

If you have an outstanding loan, loan payments will not be allocated to the Fidelity Advisor International Capital Appreciation Subaccount after December 29, 2004. If your current instructions with respect to Purchase Payments include an allocation to this Subaccount, you must notify the Company of a replacement Subaccount by that date. If you do not, any loan payments that would have otherwise been allocated to the Fidelity Advisor International Capital Appreciation Subaccount will be allocated to the American Century International Growth Subaccount.

The section entitled "Objectives and Strategies for Underlying Funds" is amended by deleting references to INVESCO Funds Group, Inc. and by adding the following:

AIM Stock Funds, Inc.  — AIM Stock Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of seven series, one of which is represented herein.

      AIM Dynamics Fund (Class K). AIM Dynamics Fund (formerly INVESCO Dynamics Fund) (the "Fund") is a separate series of AIM Stock Funds, Inc. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the investment adviser of the Fund.

AIM Sector Funds  — AIM Sector Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, one of which is represented herein.

      AIM Technology Fund (Class K). AIM Technology Fund (formerly INVESCO Technology Fund) (the "Fund") is a separate series of AIM Sector Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Fund's investment adviser.

Please Retain This Supplement For Future Reference